AMENDMENT NO. 1 TO THE
                   FIVE-YEAR CREDIT AGREEMENT


                                   Dated as of June 28, 1996

          AMENDMENT NO. 1 TO THE FIVE-YEAR CREDIT AGREEMENT among ALLIEDSIGNAL INC., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders which are parties to the Five-Year Credit Agreement referred to below (collectively, the "Lenders"), CITIBANK, N.A., as agent (the "Agent"), and ABN AMRO BANK N.V. and MORGAN GUARANTY TRUST COMPANY OF NEW YORK as co-agents (the "Co-Agents") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Company, the Lenders and the Agent have entered into a Five-Year Credit Agreement dated as of June 30, 1995 ("Five-Year Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Five-Year Credit Agreement.

          (2) The Company and the Lenders have agreed to amend the Five-Year Credit Agreement as hereinafter set forth.

          SECTION 1. Amendments to Five-Year Credit Agreement. The Five-Year Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 2, hereby amended as follows:

          (a) The definition of "Applicable Margin" in Section 1.01 is amended in full to read as follows:

          "Applicable Margin" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:

               Public Debt Rating
               S&P/Moody's                   Applicable Margin
               -----------------------------------------------
               Level 1
               -------
               AA- /Aa3  or above                 .090 o/o

               Level 2
               -------
               Lower than AA-/Aa3
               but at least A-/A3                 .155 o/o

               Level 3
               -------
               Lower than A-/A3 but
               at least BBB+/Baa1                 .200 o/o

               Level 4
               -------
               Below BBB+/Baa1
               or unrated                         .350 o/o


          (b)  The definition of "Applicable Percentage" in
     Section 1.01 is amended  in full to read as follows:

          "Applicable Percentage" means, as of any date, a percentage per annum determined by reference to the Public Debt Rating in effect on such date as set forth below:


               Public Debt Rating
               S&P/Moody's                   Applicable Percentage
               ---------------------------------------------------
               Level 1
               -------
               AA- /Aa3  or above                 .060 o/o

               Level 2
               -------
               Lower than AA-/Aa3
               but at least A-/A3                 .070 o/o

               Level 3
               -------
               Lower than A-/A3 but
               at least BBB+/Baa1                 .100 o/o

               Level 4
               -------
               Below BBB+/Baa1
               or unrated                         .150 o/o


          (c) The definition of "Commitment" in Section 1.01 is amended by deleting clause (i) thereof in its entirety and substituting for such clause the following:

               "(i) the Dollar amount set forth opposite its name on the signature pages of Amendment No. 1 to the Five-Year
          Credit Agreement, dated as of June 28, 1996,".

          (d) The definition of "Termination Date" in Section 1.01 is amended by deleting the year "2000" in the first line therein and substituting for such year the year "2001".


          SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, on or before June 28, 1996 the Agent shall have received counterparts of this Amendment executed by the Company and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment. This Amendment is subject to the provisions of Section 8.01 of the Five-Year Credit Agreement. Section 1 hereof shall become effective when, and only when, the Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Agent (unless otherwise specified), in form and substance satisfactory to the Agent (unless otherwise specified):

          (a) The Revolving Credit Notes of the Company to the order of the Lenders, respectively.

          (b) Certified copies of (i) the resolutions of the Board of Directors of the Company authorizing this Amendment, the Notes and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Notes and the matters contemplated hereby and thereby.

          (c) A certificate of the Secretary or an Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Amendment, the Notes and the other documents to be delivered hereunder.

          (d) A favorable opinion of Victor P. Patrick, Associate General Counsel for the Company, in substantially the form of Exhibit G to the Five-Year Credit Agreement, and as to such other matters as any Lender through the Agent may reasonably request.

          (e) A certificate signed by a duly authorized officer of the Company stating that:

                    (i) The representations and warranties contained in Section 5 hereof and in Section 4.01 of the Five-Year Credit Agreement are correct on and as of the date of such certificate as though made on and as of such date; and

                    (ii) No event has occurred and is continuing that constitutes a Default.

          SECTION 5. Representations and Warranties of the Company. The Company represents and warrants as follows:

          (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The execution, delivery and performance by the Company of this Amendment and the Notes of the Company delivered hereunder, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not cause or constitute a violation of any provision of law or regulation or any provision of the Certificate of Incorporation or By-Laws of the Company or result in the breach of, or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon any of the properties, revenues, or assets of the Company pursuant to, any indenture or other agreement or instrument to which the Company is a party or by which the Company or its property may be bound or affected.

          (c) No authorization, consent, approval (including any exchange control approval), license or other action by, and no notice to or filing or registration with, any governmental authority, administrative agency or regulatory body or any other third party is required for the due execution, delivery or performance by the Company of this Amendment or the Notes of the Company.

          (d) This Amendment has been, and each of the Notes when delivered hereunder will have been, duly executed and delivered by the Company. This Amendment is, and each of the Notes of the Company when delivered hereunder will be, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

          (e) The Consolidated balance sheet of the Company and its Consolidated Subsidiaries as at December 31, 1995, and the related Consolidated statements of income and cash flows of the Company and its Consolidated Subsidiaries for the fiscal year then ended (together with the notes to the financial statements of the Company and its Consolidated Subsidiaries and the Consolidated statements of cash flows of the Company and its Consolidated Subsidiaries), accompanied by an opinion of one or more nationally recognized firms of independent public accountants, copies of which have been furnished to each Lender, are materially complete and correct, and fairly present the Consolidated financial condition of the Company and its Consolidated Subsidiaries as at such date and the Consolidated results of the operations of the Company and its Consolidated Subsidiaries for the period ended on such date, all in accordance with GAAP consistently applied, except as otherwise noted therein; and the Company and its Consolidated Subsidiaries do not have on such date any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in such balance sheet or the notes thereto as at such date. Since December 31, 1995, there has been no Material Adverse Change.

          (f) There is no action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, pending or to the knowledge of the Company threatened affecting the Company or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) is reasonably likely to have a Material Adverse Effect (other than the Disclosed Litigation), or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Notes or the Five-Year Credit Agreement, as amended hereby, and there has been no adverse change in the status, or financial effect on the Company or any of its Subsidiaries, of the Disclosed Litigation from that described on Schedule 3.01(b) to the Five-Year Credit Agreement.

          SECTION 6. Reference to and Effect on the Five-Year Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Five-Year Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Five-Year Credit Agreement, and each reference in the Notes to "the Five-Year Credit Agreement", "thereunder", "thereof" or words of like import referring to the Five-Year Credit Agreement, shall mean and be a reference to the Five-Year Credit Agreement, as amended by this Amendment.

          (b) The Five-Year Credit Agreement, as specifically amended by this Amendment, and the Notes are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Five-Year Credit Agreement, nor constitute a waiver of any provision of the Five-Year Credit Agreement.

          SECTION 7. Costs and Expenses. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Five-Year Credit Agreement. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

          SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                   ALLIEDSIGNAL INC.


                                   By  /s/ Nancy A. Garvey
                                      -----------------------------
                                   Title:


COMMITMENT AS LENDER


$23,000,000                        CITIBANK, N.A.,
                                   as Agent and as Lender


                                   By  /s/ Robert D. Wetrus
                                      -----------------------------
                                   Title:  Vice President,
                                          Attorney-in-Fact


                                   By  /s/ Alan J. Berenbaum
                                      -----------------------------
                                   Title:  Attorney-in-Fact


$23,000,000                        ABN AMRO BANK N.V.,
                                   as Co-Agent and as Lender


                                   By  /s/ Larry W. Larzoni
                                      ------------------------------
                                   Title:  Group Vice President


$23,000,000                        MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK, as Co-Agent and as Lender


                                   By  /s/ Penelope J. B. Cox
                                      -----------------------------
                                   Title:  Vice President


$18,000,000                        BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION



                                   By:  /s/ David Noda
                                       -----------------------------
                                   Name: David Noda
                                   Title:  Vice President


$18,000,000                        BANK OF MONTREAL


                                   By:  /s/ Thruston W. Pettus
                                       -----------------------------
                                   Name: Thruston W. Pettus
                                   Title:  Director


$18,000,000                        BANQUE NATIONALE DE PARIS, NEW YORK


                                   By:  /s/ Richard L. Sted
                                       --------------------------
                                   Name: Richard L. Sted
                                   Title: Senior Vice President


                                   By:  /s/ Robert S. Taylor, Jr.
                                      -----------------------------
                                   Name:  Robert S. Taylor, Jr.
                                   Title:  Senior Vice President


$18,000,000                        CIBC INC.


                                   By:  /s/ Christopher P. Kleczkowski
                                       ---------------------------
                                   Name: Christopher P. Kleczkowski
                                   Title: Agent for CIBC Inc.


$18,000,000                        DEUTSCHE BANK AG
                                    NEW YORK AND/OR
                                    CAYMAN ISLANDS BRANCHES


                                   By:  /s/ Colin T. Taylor
                                      ------------------------------
                                   Name:  Colin T. Taylor
                                   Title:  Director


                                   By:  /s/ Lain Stewart
                                      ------------------------------
                                   Name:  Lain Stewart
                                   Title:  Assistant Vice President


$18,000,000                        MELLON BANK, N.A.


                                   By:  /s/ Caroline R. Walsh
                                      -----------------------------
                                   Name:  Caroline R. Walsh
                                   Title:  Assistant Vice President


$18,000,000                        MIDLAND BANK PLC, NEW YORK BRANCH


                                   By:  /s/ Rochelle Forster
                                      -----------------------------
                                   Name:  Rochelle Forster
                                   Title:  Authorized Signatory



$18,000,000                        NATIONAL WESTMINSTER BANK PLC
Joint Commitment                   (NEW YORK BRANCH)


                                   By:  /s/ Anne Marie Torre
                                       -----------------------------
                                   Name:  Anne Marie Torre
                                   Title:  Vice President


                                   NATIONAL WESTMINSTER BANK PLC
                                   (NASSAU BRANCH)


                                   By:  /s/ Anne Marie Torre
                                      ----------------------------
                                   Name:  Anne Marie Torre
                                   Title:  Vice President

$18,000,000                        NATIONSBANK, N.A.


                                   By:  /s/ Scott A. Jackson
                                      ----------------------------
                                   Name:  Scott A. Jackson
                                   Title:  Vice President


$18,000,000                        ROYAL BANK OF CANADA


                                   By:  /s/ T. L. Gleason
                                      ----------------------------
                                   Name:  T. L. Gleason
                                   Title:  Vice President


$18,000,000                        THE BANK OF NEW YORK


                                   By:  /s/ Russell S. Gorman
                                       ----------------------------
                                   Name:  Russell S. Gorman
                                   Title:  Vice President


$18,000,000                        BANK OF TOKYO - MITSUBISHI
                                   TRUST COMPANY


                                   By:  /s/ Michael C. Irwin
                                      ----------------------------
                                   Name:  Michael C. Irwin
                                   Title:  Vice President


$18,000,000                        THE CHASE MANHATTAN BANK, N.A.


                                   By:  /s/ James B. Treger
                                      ----------------------------
                                   Name:  James B. Treger
                                   Title:  Vice President


$18,000,000                        THE FIRST NATIONAL BANK OF CHICAGO


                                   By:  /s/ Judith L. Mayberry
                                      ----------------------------
                                   Name:  Judith L. Mayberry
                                   Title:  As Acting Agent


$18,000,000                        THE INDUSTRIAL BANK OF JAPAN
                                    TRUST COMPANY


                                   By:  /s/ John V. Veltri
                                      ----------------------------
                                   Name:  John V. Veltri
                                   Title:  Senior Vice President


$18,000,000                        THE TORONTO-DOMINION BANK


                                   By:  /s/ Kimberly Burleson
                                      ----------------------------
                                   Name:  Kimberly Burleson
                                   Title: Mgr. Cr Admin


$18,000,000                        UNION BANK OF SWITZERLAND,
                                    NEW YORK BRANCH


                                   By:  /s/ Stephen A. Cayer
                                      ----------------------------
                                   Name:  Stephen A. Cayer
                                   Title:  Assistant Treasurer



                                   By:  /s/ Peter B. Yearley
                                      ----------------------------
                                   Name:  Peter B. Yearley
                                   Title:  Managing Director